UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2024

GATOS SILVER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39649	27-2654848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

925 W Georgia Street, Suite 910 Vancouver, British Columbia, Canada	V6C 3L2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 424-0984

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GATO	New York Stock Exchange
Indicate by check mark		Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events.

On September 25, 2024, Gatos Silver, Inc. (the “Company” or “GSI”) issued a press release, as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 25, 2024, reporting an updated mineral reserve estimate, mineral resource estimate and life of mine plan for the Cerro Los Gatos Mine (“CLG”) in Mexico.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

The following description of the Company’s mineral reserve and mineral resource estimates reflects the material elements of the Company’s June 21, 2024 response to a comment letter issued by the SEC, dated June 6, 2024, relating to the SEC’s review of the Company’s Form 10-K for the fiscal year ended December 31, 2023.

Mineral Reserve Estimates

Below is a reconciliation comparing the mineral reserve estimate as of the previous two fiscal year ends: (1,2,3,4,5,6,7,8,9,10)

2023 CLG Mineral Reserve Estimate as at December 31, 2023 (70% attributable basis)

Reserve Classification	Mt	Ag (g/t)	Zn (%)	Pb (%)	Au (g/t)	Cu (%)	Ag (Moz)	Zn (Mlbs)	Pb (Mlbs)	Au (koz)	Cu (Mlbs)
Proven	2.15	320	4.45	2.21	0.31	0.09	22.0	210.3	104.6	21.6	4.3
Probable	3.21	141	4.27	2.22	0.20	0.19	14.6	302.0	157.5	20.3	13.6
Proven and Probable	5.36	213	4.34	2.22	0.24	0.15	36.6	512.3	262.1	41.9	17.9

2022 CLG Mineral Reserve Estimate as at December 31, 2022 (70% attributable basis)

Reserve Classification	Mt	Ag (g/t)	Zn (%)	Pb (%)	Au (g/t)	Cu (%)	Ag (Moz)	Zn (Mlbs)	Pb (Mlbs)	Au (koz)	Cu (Mlbs)
Proven	1.39	313	4.34	2.19	0.32	—	13.9	132.6	66.9	14.1	—
Probable	2.60	204	4.58	2.12	0.24	—	17.1	262.2	121.2	19.9	—
Proven and Probable	3.98	242	4.50	2.14	0.27	—	31.0	394.8	188.1	34.1	—

CLG Mineral Reserve Estimate Percentage Change from December 31, 2022 to December 31, 2023

Reserve Classification	Mt	Ag (g/t)	Zn (%)	Pb (%)	Au (g/t)	Cu (%)	Ag (Moz)	Zn (Mlbs)	Pb (Mlbs)	Au (koz)	Cu (Mlbs)
Proven	55%	2%	2%	1%	(1%)	—	58%	59%	56%	53%	—
Probable	24%	(31%)	(7%)	5%	(17%)	—	(15%)	15%	30%	2%	—
Proven and Probable	34%	(12%)	(4%)	4%	(8%)	—	18%	30%	39%	23%	—

(1)	Mineral reserve estimates are reported on a 70% GSI attributable basis and exclude all mineral reserve material mined prior to the dates indicated.
(2)	Specific gravity has been assumed on a dry basis.
(3)	Tonnage and contained metal have been rounded to reflect the accuracy of the estimate and numbers may not sum exactly.
(4)	Values are inclusive of mining recovery and dilution. Values are determined as of delivery to the mill (point of reference) and therefore not inclusive of milling recoveries.

(5)

As at December 31, 2023 and 2022, mineral reserve estimates are reported within stope shapes using a variable NSR cut-off ranging from US$64.61/t to US$105.62/t depending on the mining method with the prices set out in the table further below. The metallurgical recoveries that are used as inputs to the NSR are 88.4% Ag, 62.3% Zn, 88.3% Pb, 54.3% Au and 58.9% Cu.

The prices of Ag, Zn, Pb, Au and Cu assumed for such calculations were as follows as at the dates indicated:

As at	Ag		Zn		Pb		Au		Cu
December 31 2023	US$	22/oz	US$	1.20/lb	US$	0.90/lb	US$	1,700/oz	$3.50/lb
December 31, 2022	US$	22/oz	US$	1.20/lb	US$	0.90/lb	US$	1,700/oz	—

(6)	The mineral reserve estimates are reported on a fully diluted basis defined by mining method, stope geometry and ground conditions.
(7)	Contained Metal (CM) is calculated as follows:
a.	Zn, Pb and Cu, CM (Mlb) = Tonnage (Mt) * Grade (%) / 100 * 2204.6
b.	Ag and Au, CM (Moz) = Tonnage (Mt) * Grade (g/t) / 31.1035; multiply Au CM (Moz) by 1000 to obtain Au CM (koz)
(8)

Under SEC Regulation S-K 1300, a Mineral Reserve is an estimate of tonnage and grade or quality of indicated and measured mineral resources that, in the opinion of the qualified person, can be the basis of an economically viable project. More specifically, it is the economically mineable part of a measured or indicated mineral resource, which includes diluting materials and allowances for losses that may occur when the material is mined or extracted.

(9)

The SEC definitions for Mineral Reserves in Regulation S-K 1300 were used for Mineral Reserve classification and are consistent with Canadian Institute of Mining, Metallurgy and Petroleum (CIM) Definition Standards for Mineral Resources and Mineral Reserves (CIM (2014) definitions).

(10)

The mineral reserve estimates as at December 31, 2023 and 2022 were prepared under the supervision of Mr. Anthony (Tony) Scott, P.Geo., an employee of a wholly-owned subsidiary of Gatos Silver, Inc., who is the Qualified Person for such mineral reserve estimates.

Mineral Resource Estimates (Exclusive of Mineral Reserves)

Below is a reconciliation comparing the mineral resource estimate for CLG as of the previous two fiscal year ends: (1,2,3,4,5,6,7,8,9,10,11)

2023 CLG Mineral Resource Estimate as at December 31, 2023 (70% attributable basis)

Reserve Classification	Mt	Ag (g/t)	Zn (%)	Pb (%)	Au (g/t)	Cu (%)	Ag (Moz)	Zn (Mlbs)	Pb (Mlbs)	Au (koz)	Cu (Mlbs)
Measured	0.03	143	2.53	1.72	0.39	0.05	0.2	1.9	1.3	0.4	0.0
Indicated	0.24	85	3.69	1.91	0.23	0.15	0.6	19.3	10.0	1.7	0.8
Measured and Indicated	0.27	92	3.55	1.89	0.25	0.14	0.8	21.2	11.3	2.2	0.8
Inferred	3.20	99	3.41	2.32	0.21	0.40	10.2	240.5	164.1	21.6	28.1

2022 CLG Mineral Resource Estimate as at December 31, 2022 (70% attributable basis)

Reserve Classification	Mt	Ag (g/t)	Zn (%)	Pb (%)	Au (g/t)	Cu (%)	Ag (Moz)	Zn (Mlbs)	Pb (Mlbs)	Au (koz)	Cu (Mlbs)
Measured	0.24	151	2.64	1.51	0.26	—	1.1	13.8	7.9	2.0	—
Indicated	1.09	82	3.11	1.57	0.17	—	2.9	74.3	37.6	6.0	—
Measured and Indicated	1.32	95	3.02	1.56	0.19	—	4.0	88.1	45.4	8.0	—
Inferred	1.46	113	4.30	2.45	0.20	—	5.3	138.6	79.0	9.3	—

CLG Mineral Reserve Estimate Percentage Change from December 31, 2022 to December 31, 2023

Reserve Classification	Mt	Ag (g/t)	Zn (%)	Pb (%)	Au (g/t)	Cu (%)	Ag (Moz)	Zn (Mlbs)	Pb (Mlbs)	Au (koz)	Cu (Mlbs)
Measured	(85%)	(6%)	(4%)	14%	50%	—	(86%)	(86%)	(83%)	(78%)	—
Indicated	(78%)	3%	19%	22%	31%	—	(77%)	(74%)	(73%)	(71%)	—
Measured and Indicated	(79%)	(2%)	17%	21%	31%	—	(80%)	(76%)	(75%)	(73%)	—
Inferred	119%	(12%)	(21%)	(5%)	6%	—	93%	73%	108%	132%	—

(1)	Mineral resources are reported on a 70% GSI attributable basis and are exclusive of mineral reserves.
(2)

Under SEC Regulation S-K 1300, a Mineral resource is a concentration or occurrence of material of economic interest in or on the Earth’s crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. A mineral resource is a reasonable estimate of mineralization, taking into account relevant factors such as cut-off grade, likely mining dimensions, location or continuity, that, with the assumed and justifiable technical and economic conditions, is likely to, in whole or in part, become economically extractable. It is not merely an inventory of all mineralization drilled or sampled. Mineral resources which are not mineral reserves do not have demonstrated economic viability. The estimate of mineral resources may be materially affected by environmental, permitting, legal, marketing, or other relevant issues.

(3)

The SEC definitions for Mineral Resources in S-K 1300 were used for mineral resource classification which are consistent with Canadian Institute of Mining, Metallurgy and Petroleum (CIM) Definition Standards for Mineral Resources and Mineral Reserves (CIM (2014) definitions).

(4)

The quantity and grade of reported Inferred Mineral Resources in this estimation are uncertain in nature and there has been insufficient exploration to define these Inferred Mineral Resources as an Indicated or Measured Mineral Resource. It is uncertain if further exploration will result in upgrading Inferred Mineral Resources to an Indicated or Measured Mineral Resource category.

(5)	Specific gravity has been assumed on a dry basis.
(6)	Tonnage and contained metal have been rounded to reflect the accuracy of the estimate and numbers may not sum exactly.
(7)	Mineral Resources exclude all mineral resource material mined prior to the dates indicated.
(8)

Mineral resources are reported within stope shapes using as at December 31, 2023 and 2022, a US$81.03, each calculated using the prices set out for the corresponding periods in the table further below. The NSR cutoff includes mill recoveries and payable metal factors appropriate to the existing CLG processing circuit augmented with a pyrite leach circuit and copper separation circuit. The milling recoveries for these additional projects is based on existing metallurgical testwork. The metallurgical recoveries that are used as inputs to the resource NSR are as at December 31, 2023 and 2022, 93.3% Ag, 62.3% Zn, 82.0% Pb, 60.0% Au and 65.0% Cu.

The prices of Ag, Zn, Pb, Au and Cu assumed for such calculations were as follows as at the dates indicated:

As at	Ag		Zn		Pb		Au		Cu
December 31 2023	US$	22/oz	US$	1.20/lb	US$	0.90/lb	US$	1,700/oz	$3.50/lb
December 31, 2022	US$	22/oz	US$	1.20/lb	US$	0.90/lb	US$	1,700/oz	—

(9)	No dilution was applied to the Mineral Resource which are reported on an insitu basis (point of reference).
(10)	Contained Metal (CM) is calculated as follows:
•	Zn, Pb and Cu CM (Mlb) = Tonnage (Mt) * Grade (%) / 100 * 2204.6
•	Ag and Au, CM (Moz) = Tonnage (Mt) * Grade (g/t) / 31.1035 ; multiply Au CM (Moz) by 1000 to obtain Au CM (koz)
(11)

The mineral reserve estimates as at December 31, 2023 and 2022 were prepared under the supervision of Mr. Anthony (Tony) Scott, P.Geo., an employee of a wholly-owned subsidiary of Gatos Silver, Inc., who is the Qualified Person for such mineral resource estimates.

The Esther Mineral Resource as at December 31, 2022 and 2023:(1,2,3,4,5,6,7,8,9,10)

Esther Mineral Resource Estimate as at December 31, 2023 and December 31, 2022 (70% attributable basis)

Reserve Classification	Mt	Ag (g/t)	Zn (%)	Pb (%)	Au (g/t)	Ag (Moz)	Zn (Mlbs)	Pb (Mlbs)	Au (koz)
Indicated	0.20	122	4.30	2.17	0.14	0.8	18.8	9.5	0.9
Inferred	0.84	133	3.69	1.53	0.09	3.6	68.6	28.5	2.3

(1)	Mineral resources are reported on a 70% attributable basis.
(2)

The SEC definitions for Mineral Resources in S-K 1300 were used for Mineral Resource classification which are consistent with Canadian Institute of Mining, Metallurgy and Petroleum (CIM) Definition Standards for Mineral Resources and Mineral Reserves (CIM (2014) definitions).

(3)

Under SEC Regulation S-K 1300, a Mineral Resource is defined as a concentration or occurrence of material of economic interest in or on the Earth’s crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. A Mineral Resource is a reasonable estimate of mineralization, taking into account relevant factors such as cut-off grade, likely mining dimensions, location or continuity, that, with the assumed and justifiable technical and economic conditions, is likely to, in whole or in part, become economically extractable. It is not merely an inventory of all mineralization drilled or sampled. Mineral Resources, which are not Mineral Reserves, do not have demonstrated economic viability. The estimate of Mineral Resources may be materially affected by environmental, permitting, legal, marketing, or other relevant issues.

(4)

The quantity and grade of reported Inferred Mineral Resources in this estimation are uncertain in nature and there has been insufficient exploration to define these Inferred Mineral Resources as an Indicated or Measured Mineral Resource. It is uncertain if further exploration will result in upgrading Inferred Mineral Resources to an Indicated or Measured Mineral Resource category.

(5)	Specific gravity has been assumed on a dry basis.
(6)	Tonnage and contained metal have been rounded to reflect the accuracy of the estimate and numbers may not sum exactly.
(7)

Mineral Resources are reported within stope shapes using a $52/tonne NSR cut-off with an Ag price of $22/oz, Zn price of $1.20/lb, Pb price of $0.90/lb and Au price of $1,700/oz. The metallurgical recoveries that were used as inputs to the NSR were based on experience with similar mineralized material from CLG. The metallurgical recovery parameters used in the NSR were 87.8% Ag, 65.0% Zn, 87.2% Pb and 56.4% Au. There is a portion of the Esther deposit that is oxidized and metallurgical test work is required to define processing recoveries.

(8)	No dilution was applied to the Mineral Resources which are reported on an insitu basis (point of reference).
(9)	Contained Metal (CM) is calculated as follows:
•	Zn and Pb, CM (Mlb) = Tonnage (Mt) * Grade (%) / 100 * 2204.6
•	Ag and Au, CM (Moz) = Tonnage (Mt) * Grade (g/t) / 31.1035 ; multiply Au CM (Moz) by 1000 to obtain Au CM (koz)
(10)

The Mineral Resource estimates were prepared under the supervision of Anthony (Tony) Scott, P. Geo. an employee of a wholly-owned subsidiary of Gatos Silver, Inc. who is the Qualified Person for these Mineral Resource estimates.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 25, 2024 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on September 25, 2024)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATOS SILVER, INC.

Date: October 11, 2024	By:	/s/ Dale Andres
Dale Andres
Chief Executive Officer